People Making Technology Work™



A C S®

Rising

July 19, 2001

ACS Rising

Snapshot

ACS
Rising

ACS Rising

Quickly Becoming Premier BPO Provider in the World

ACS & IMS Fit

- Expands BPO Revenue Mix
- Transaction-Based Recurring Revenue
- Major Player in Fast Growing Vertical Market
- Leverageable Infrastructure
- Meets Stringent Acquisition Criteria

ACS BPO Skill Strengths

Existing Strengths

- State Medicaid / CHIPs
- Loan Servicing
- Claims Processing
- Accounts Payable
- Records Management
- Unclaimed Property

New Strengths

- Child Support Payment Processing
- EBT Processing
- Welfare and Workforce Programs
- Electronic Toll Collections
- Traffic Safety and Enforcement Processing

Acquisition Criteria

- ✓ Successful Outsourcing Businesses
- ✓ Strong Management
- ✓ Recurring Revenue
- ✓ Predictable Margins
- ✓ Accretive on a Prospective Basis
- ✓ Similar Culture and Business Philosophy

IMS Overview

A Great BPO Business!

IMS Highlights

- 95% BPO/Transaction-Based
- $620 MM of Trailing Revenues
- 20+% Internal Growth
- 95% Recurring Revenue
- 17% EBITDA Margin

Overview of IMS Lines of Business

IMS

Children and Family Services

- Child Support Services
- Electronic Benefits Transfer

LTM 6/30
$197 M
32%

Welfare and Workforce Services

- Job Preparation Services
- Job Placement Services
- Job Retention Services

LTM 6/30
$155 M
25%

Municipal Services

- Violation Processing and Collections
- Outsourcing Services

LTM 6/30
$111 M
18%

Transportation Systems and Services

- Motor Vehicle Services
- Electronic Toll Collection
- Commercial Vehicle Operations

LTM 6/30
$121 M
20%

Information Resources Management

- IT Outsourcing & Network Management
- IT Services
- Commercial IT & e-Gov Services

LTM 6/30
$36 M
5%

Strong National Presence


States where IMS has contracts
Representative IMS Offices
Washington D.C.

IMS Historical Financial Performance

(in millions)

	CY 2000	LTM 6/30/01
Revenue	**$581**	**$620**
EBITDA[(1)]	**92**	**108**
Margin %	**16%**	**17%**
EBIT[(1)]	**59**	**70**
Margin %	**10%**	**11%**

(1) Excludes $12 million of parent company allocations

A C S

Financing Strategy

Valuation

	Purchase Price	Trailing Revenue Multiple	Trailing EBITDA Multiple
IMS	$825	1.3x	7.6x[1]

(1) Excludes $12 million of parent company allocations.

A C S

Financing Objectives

- Close IMS in 45 Days
- Maintain Investment Grade Rating

Financing Plans

Funded in a series of transactions as follows:

- **Phase 1** — Fund IMS with cash, existing revolver and new $550 million 18 month senior unsecured bridge facility
- **Phase 2** — Pay off Bridge, Reduce Revolver with $500 million equity offering and $300 million bond offering
- **Phase 3** — Call 4% convertible notes in March 2002

Balance Sheet Metrics

	Current	September 2001 Phase I	October 2001 Phase II	March 2002 Phase III
Total Debt to Total Capitalization	42%	60%	39%	28%
Funded Debt to EBITDA[1]	2.0x	3.0x	1.9x	1.4x

[1] EBITDA remains constant at 6/30/01 actual plus LTM trailing for the acquired companies

ACS Rising

Raising Estimates

FY 2002 Estimates

	First Call Consensus	New Company Estimates
Revenue	$2.5 billion	$ 3.1 billion
EPS (Post FASB)	$3.25	$3.50

Summary

- Compelling Fit
- Leading BPO Provider
- Increased Recurring Revenue
- Accretive to Earnings
- Focused on Execution

A C S

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous risks and uncertainties, many of which are outside the Company's control. As such, no assurance can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Factors could cause actual results to differ materially from such forward-looking statements. For a description of these factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Form 10-K. ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.